UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To
Section 14(A) Of The
Securities Exchange Act Of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PFM FUNDS

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: __________

2) Aggregate number of securities to which transaction applies: ______________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________

4) Proposed maximum aggregate value of transaction: __________________________

5) Total fee paid: ___________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed: ____________________________________________________________

PROXY MATERIALS

PFM Funds
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101

Dear Shareholder:

I am writing to inform you of a special meeting (the “Meeting”) of shareholders of PFM Funds (the “Trust”) that will be held on June[23], 2014 at the offices of the Trust, located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, at [9:00 a.m.], Eastern Time. At the Meeting, shareholders of Prime Series and Government Series (each a “Fund” and, collectively, the “Funds”), each an investment portfolio of the Trust, will vote on proposals: (i) to approve new investment advisory agreements between the Trust and PFM Asset Management LLC (“PFM”), the investment adviser of the Trust, on behalf of each of Prime Series and Government Series, the two investment portfolios comprising the Trust (the “New Advisory Agreements”); and (ii) to elect seven individuals to serve as Trustees on the Board of Trustees of the Trust (the “Board”).

The New Advisory Agreements are being submitted for a vote of the shareholders in connection with an anticipated transaction that will involve a change in ownership of PFM’s parent entity, PFM I, LLC (“PFM I”) and proposed changes in each Fund’s fee structure. This transaction, if consummated, may be deemed to constitute a change in control of PFM and thus, an assignment of the existing investment advisory agreements of the Funds (the “Existing Advisory Agreements”). An assignment of the Existing Advisory Agreements will cause those agreements to terminate automatically in accordance with their terms, as required by applicable law. Except for an increase in advisory fees payable by each of the Funds and the initial term of their effectiveness, the New Advisory Agreements are the same in all material respects as the Existing Advisory Agreements. A contractual limitation relating to the SNAP Fund Class of shares of Prime Series effectively limits the fees PFM may charge Prime Series for investment advisory, administration and certain transfer agent services. The proposed increase in the investment advisory fees will not result in an increase in the investment advisory fees payable by Government Series at current asset levels. Therefore, the net aggregate fees currently being paid by the Funds for investment advisory, administration and transfer agency services under the current agreements will not substantially increase, absent an increase in the Funds' net assets.

The Board has approved each of the New Advisory Agreements. If the New Advisory Agreements are approved by shareholders of Prime Series and Government Series, respectively, they will become effective upon the change in ownership of PFM I. At the Meeting, shareholders of each Fund will vote separately on the proposal to approve the New Advisory Agreements, but will vote together, as a single class, on the proposal to elect Trustees.

The Board unanimously recommends that you vote “For” the approval of the New Advisory Agreements and “For” the election of all of the Trustee nominees.

More information about the proposals is contained in the enclosed Notice of Special Meeting and Proxy Statement. Once you have reviewed the Proxy Statement, you may vote on the proposals by marking, signing and dating the enclosed proxy card and returning it to the Trust in the enclosed postage-paid envelope. We request that you vote promptly on the proposals.

It is important that you vote and that your voting instructions be received prior to the Meeting on June [23], 2014. Whether or not you plan to attend the Meeting, please vote your shares promptly by returning the enclosed proxy card. If you plan to attend the Meeting, you may revoke your proxy at that time and vote in person. If you would like to attend the Meeting, you may obtain directions by calling PFM at 800-338-3383. If you have any questions about these matters, please call PFM at 800-338-3383 (toll free).

Thank you for considering the proposals and participating in the proxy process.

Sincerely,

/s/ Robert R. Sedivy
Robert R. Sedivy
Chairman, PFM Funds

May [30], 2014

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER THAT DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PFM FUNDS

One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on June [23], 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of PFM Funds (the “Trust”) has been called by the Board of Trustees of the Trust and will be held at the office of the Trust located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on June [23], 2014 at [9:00 a.m.], Eastern Time.

The Meeting has been called for the following purposes:

1.	To approve new investment advisory agreements between the Trust, on behalf of Prime Series and Government Series, and PFM Asset Management LLC;

2.	To elect seven individuals to serve on the Board of Trustees of the Trust; and

3.	To act on such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record of the Trust as of the close of business on May 12, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Shareholders of Prime Series and Government Series (each, a “Fund”), the two investment portfolios comprising the Trust, each will vote separately at the Meeting on the proposal to approve a new investment advisory agreement for their Fund and will vote together, as a single class, on the proposal to elect Trustees. Whether or not you plan to attend the Meeting, please vote your shares by completing the enclosed proxy card and returning it by mail in the enclosed postage-paid envelope. Your vote is important.

By Order of the Board of Trustees,

/s/ Robert R. Sedivy

Robert R. Sedivy

Chairman, PFM Funds

May [30], 2014

To assure that the quorum needed to act on the proposals is present at the Meeting and to save the expense of further mailings, please mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PFM FUNDS

One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 338-3383

SPECIAL MEETING OF SHAREHOLDERS

To be held on [June 23], 2014

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders of PFM Funds (the “Trust”). The Meeting will be held at the principal office of the Trust located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on [June 23], 2014 at [9:00 a.m.], Eastern Time. The Meeting has been called by the Board of Trustees of the Trust (the “Board”) for the following purposes: (i) to approve new investment advisory agreements between the Trust and PFM Asset Management LLC (“PFM”), the investment adviser of the Trust, on behalf of each of Prime Series and Government Series, the two investment portfolios comprising the Trust (each, a “Fund” and collectively, the “Funds”) (the “New Advisory Agreements”) and (ii) to elect seven individuals as Trustees to serve on the Board.

The New Advisory Agreements are being submitted for a vote of the shareholders in connection with an anticipated transaction that will result in a change in the ownership of PFM I, LLC (“PFM I”), the parent of PFM, and proposed changes in each Fund’s fee structure. This transaction, if consummated, may be deemed to constitute a change in control of PFM and thus, an assignment of the existing investment advisory agreements of the Funds (the “Existing Advisory Agreements”). An assignment of the Existing Advisory Agreements will cause those agreements to terminate automatically in accordance with their terms, as required by applicable law. Except for an increase in advisory fees payable by each of the Funds and the initial term of their effectiveness, the New Advisory Agreements are the same in all material respects as the Existing Advisory Agreements.

The Board has nominated seven individuals to stand for election as Trustees. Each individual currently serves as a Trustee.

PFM serves as the investment adviser, administrator and transfer agent of the Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a Virginia business trust. The principal office of the Trust is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101. You can contact the Trust by calling (800) 338-3383.

Shareholders of record of the Trust as of the close of business on May 12, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. This Proxy Statement will first be sent to shareholders on or about May [30], 2014.

The Trust will furnish, without charge, copies of its most recent annual report and semi-annual report to shareholders upon request. Please call (800) 338-3383 or write to the Trust at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, to request copies of these reports.

This Proxy Statement gives you information about the proposals that will be acted on at the Meeting and other matters that you should know before voting. You should retain it for future reference.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on June [23], 2014

The following materials and information relating to this Proxy Statement are available on the Trust’s website, at www.pfmfunds.com: (i) the Proxy Statement and accompanying Notice of Special Meeting of Shareholders; (ii) proxy cards and any other proxy materials; and (iii) information on how to obtain directions to attend the Meeting and vote in person.

PROXY STATEMENT

TABLE OF CONTENTS

Page

Proposal 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	1
Introduction	1
Change in Ownership of PFM	1
New Fee Structure	2
Effect of the New Fee Structure on Fund Fees and Expenses	4
Need for New Advisory Agreements	7
The Advisory Agreements	7
Board Considerations	9
Information About PFM	11
Vote Required to Approve the New Advisory Agreements	12
Proposal 2: ELECTION OF TRUSTEES	14
Nominees for Election	14
About the Board of Directors	18
Report of Audit Committee	20
Compensation Arrangements	20
Trustee Ownership of Securities of the Trust	21
Trustee Interest in Adviser, Distributor or Affiliates	21
Vote Required for Election	22
VOTING INFORMATION	23
How will solicitations be made?	23
How will shareholder voting be handled?	23
How do I ensure my vote is accurately recorded?	24
May I revoke my proxy?	24
What other matters will be voted upon at the Meeting?	24
Who is entitled to vote?	24
Who are the principal holders of shares of the Funds?	24
Who will pay the expenses of soliciting proxies?	25
How do I submit a shareholder proposal?	25
ADDITIONAL INFORMATION ABOUT THE TRUST	26
Distributor	26
Independent Registered Public Accounting Firm	26

EXHIBITS

Exhibit A – Form of New Advisory Agreements

Exhibit B – Principal Holders of Shares as of May 12, 2014

-i-

Proposal 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

Introduction

At the Meeting, shareholders of each Fund will vote on a proposal to approve the New Advisory Agreement between PFM and the Trust, relating to their Fund (“Proposal 1”). Shareholder approvals of the New Advisory Agreements are being sought to effect changes in the advisory fees payable by each Fund and to enable PFM to continue to serve as investment adviser of each Fund following consummation of a transaction that will result in the change of ownership of PFM. This change in ownership may be deemed to constitute a change in control of PFM and thus, an “assignment,” as defined by the 1940 Act, of the Existing Advisory Agreements. Such assignments would result in the automatic termination of the Existing Advisory Agreements in accordance with their terms, as required by the 1940 Act.

Change in Ownership of PFM

PFM currently provides investment advisory services to the Funds pursuant to the Existing Advisory Agreements. Until May 2009, all of the equity interests PFM and its affiliates were owned by their senior employees (the “Managing Directors”). In May 2009, PFM and its affiliates reorganized into a holding company structure in which the Managing Directors became the owners of PFM I, a holding company owning all of the equity interests in PFM and its affiliates. At that time, PFM I effected a transaction pursuant to which a group of private equity investors under the management of ICV Partners, LLC (formerly known as ICV Capital Partners, LLC , the “ICV Investors”) acquired a controlling interest in PFM I, with the remaining interest in PFM I owned by the Managing Directors.

PFM I, the ICV Investors and various related persons have entered into an agreement pursuant to which PFM I will acquire all of the equity interest in PFM I owned by the ICV Investors (the “Transaction”). Upon consummation of the Transaction, which is expected to occur on or before June 30, 2014, the Managing Directors will become the sole owners of equity interests in PFM I. The Transaction will be financed by the contribution of additional capital to PFM I by the Managing Directors and through borrowings by PFM I. The principal office of PFM I is located at Two Logan Square, Suite 1600, 18th & Arch Streets, Philadelphia, PA 19103.

The sale by the ICV Investors of their equity interests in PFM I may be deemed to constitute a change in control of PFM (the “Change in Control”) and thus, a constructive or deemed “assignment” of the Existing Advisory Agreements as defined by the 1940 Act. Such an assignment would, as required by the 1940 Act, result in the automatic termination of the Existing Advisory Agreements in accordance with their terms.

The Transaction is not expected to result in any material change in the nature, scope or quality of services that PFM provides to the Funds. In addition, the Transaction will not result in changes in the personnel of PFM and its affiliates providing services to the Trust, including the persons responsible for managing the investment portfolios of the Funds. Upon consummation of the Transaction, there will be a change in the composition of the board of managers of PFM I which will be comprised of Managing Directors of PFM and its affiliates, as well as independent members, and no longer include persons representing the ICV Investors. There will not be any change in the composition of the board of managers of PFM in connection with the Transaction.

1

Martin Margolis, a Trustee and President of the Trust, is a Vice President of PFM I and serves on the board of managers of PFM I. He is also President of PFM and a member of its board of managers. Following the Transaction, Mr. Margolis will be the owner of more than 9% of the equity interest in PFM I.

New Fee Structure

The fees currently payable by the Funds to PFM for investment advisory, administrative and transfer agency services have been in effect since September 2008. However, since that time, the nature and scope of various services that PFM provides to the Trust, and the costs of providing those services, have changed. Among other things, amendments to Rule 2a-7 under the 1940 Act adopted in 2010 now require periodic stress testing of the ability of each of the Funds to maintain a stable net asset value per share and require certain information regarding the Funds’ investment portfolios to be posted to the Trust’s website. New regulations also require that monthly filings be made by the Funds with the Securities and Exchange Commission (the “SEC”). Aside from these regulatory requirements, PFM engages in more extensive credit analysis and monitoring of credit risks in evaluating investments for the Funds, relying less on credit ratings by nationally recognized securities ratings organizations, than was the case in the past and has increased staff resources allocated to these functions in the aftermath of the 2008 financial crisis. PFM has also invested in electronic portfolio management systems to further enhance efficient management of the investment portfolios of the Funds and its risk management and compliance controls. These various changes in services have increased PFM’s costs in providing investment advisory and administrative services to the Funds. At the same time, certain economies have been achieved in the costs of providing transfer agent services and related shareholder services as a growing proportion of shareholder transactions is being processed online rather than by telephone. PFM has, for these reasons, proposed to increase fees charged to the Funds for investment advisory and administrative services and to decrease transfer agency fees payable by Government Series and by each class of shares of Prime Series, except for the transfer agency fee payable by the SNAP Fund Class (the “SNAP Class”), which PFM has proposed to increase to better reflect its costs of providing arbitrage rebate compliance assistance to shareholders of the SNAP Class (the “New Fee Structure”).

Each Fund pays PFM an investment advisory fee computed at a specified annual percentage rate based upon each Fund’s average daily net assets. The New Advisory Agreements provide for an increase in the annual percentage rates at which the investment advisory fees of the Funds are computed and modify the asset levels at which breakpoints in the rates at which fees are computed are reduced to reflect economies of scale in the costs of providing advisory services to the Funds. PFM has proposed these fee increases in consideration of the costs related to implement the amendments to Rule 2a-7 described above, the more extensive credit review and the risk management procedures it now employs in the aftermath of the financial crisis of 2008. The current and proposed schedules of investment advisory fees are as follows:

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Current Advisory Fees (as annual percent	Proposed Advisory Fees (as annual percent
of average daily net assets)	of average daily net assets)
0.07% on first $1 billion	0.07% on first $2 billion
0.05% on next $2 billion	0.065% on next $3 billion
0.04% over $3 billion	0.06% on next $5 billion
0.05% over $10 billion

Under the New Fee Structure, the annual percentage rate at which fees payable by each Fund are computed under the Administration Agreement between the Trust and PFM are proposed to be increased from 0.01% of average daily net assets to 0.02% of average daily net assets. PFM has proposed this fee increase in light of the additional filings and disclosures now required for the Funds as a result of the amendment of Rule 2a-7 and as changes in auditing requirements which have resulted in an increase in time PFM accounting personnel must devote to: the preparation of the financial statements and monthly filings with the SEC on behalf of the Funds, and coordination of the annual audits of those financial statements by the Trust’s independent registered public accounting firm.

A reduction in the transfer agency fees payable by the Funds to PFM under the Transfer Agency Agreement between the Trust and PFM is proposed for Government Series and for all classes of Prime Series, except for the fee payable by the SNAP Class of Prime Series, which is proposed to be increased. PFM has proposed these fee changes to reflect the nature and level of services provided with respect to each of the Funds and the various classes of shares of Prime Series. The increase in transfer agency fees payable for the SNAP Class is intended to reflect PFM’s costs of providing arbitrage rebate compliance services to holders of shares of SNAP Class. The current and proposed schedule of annual percentage rates of fees for transfer agency and shareholder services, as a percentage of average daily net assets, are as follows:

	Current Fee	Proposed Fee
Prime Series:
SNAP Fund Class[1]	0.02%	0.10%
Institutional Class	0.09%	0.08%
Colorado Investors Class	0.09%	0.07%
Government Series	0.09%	0.08%

As discussed more fully in “Board Considerations” below, the Board, including a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust (the “Independent Trustees”) has determined that the New Fee Structure is reasonable based on consideration of all pertinent factors and information and is consistent with the fees paid by funds in the Funds’ peer groups and has voted unanimously to approve the New Advisory Agreements and amendments to the Administration Agreement and the Transfer Agency Agreement. Unlike the New Advisory Agreements, the amendments to the Administration Agreement and the Transfer Agency Agreement are not required to be approved by shareholders. The amendments to the Administration Agreement and the Transfer Agency Agreement will be implemented effective when the New Advisory Agreements become effective.

_____________________

1 A contractual limitation relating to the SNAP Fund Class of shares of Prime Series effectively limits the fees PFM may charge Prime Series for investment advisory, administration and certain transfer agent services.

3

Effect of the New Fee Structure on Fund Fees and Expenses

The following tables illustrate the impact that the New Fee Structure will have on the fees and expenses of each Fund, and the amounts paid by each Fund for investment advisory, administrative and transfer agency services, assuming expenses actually incurred by the Funds during the calendar year ended December 31, 2013. The tables also reflect the effect of the contractual limitation on fees payable to PFM by Prime Series, which is described further in the footnote to the fee table below, but do not reflect the impact of any voluntary waiver of fees by PFM.

Summary of Fund Expenses

These are the fees and expenses you may pay when you buy and hold shares of each Fund, or class thereof.

Prime Series – SNAP Fund Class
	Actual	Pro Forma
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Investment Advisory Fees	0.05%	0.07%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses:
Administrative Fees	0.01%	0.02%
Transfer Agent Fees	0.02%	0.10%
Other Operating Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.10%	0.21%
Less: Contractual Fee Waivers*	(0.01)%	(0.12)%
Net Annual Fund Operating Expenses	0.09%	0.09%

Prime Series – Institutional Class
	Actual	Pro Forma
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Investment Advisory Fees	0.05%	0.07%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses:
Administrative Fees	0.01%	0.02%
Transfer Agent Fees	0.09%	0.08%
Other Operating Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.16%	0.18%
Less: Contractual Fee Waivers*	-	(0.02)%
Net Annual Fund Operating Expenses	0.16%	0.16%

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Prime Series – Colorado Investors Class
	Actual	Pro Forma
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Investment Advisory Fees	0.05%	0.07%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses:
Administrative Fees	0.01%	0.02%
Transfer Agent Fees	0.09%	0.07%
Other Operating Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.16%	0.17%
Less: Contractual Fee Waivers*	-	(0.02)%
Net Annual Fund Operating Expenses	0.16%	0.15%

* Under terms of an agreement between PFM and the Virginia Treasury Board, PFM currently is required to waive a portion of its investment advisory, administration or transfer agency fees to the extent necessary so that such fees do not exceed an aggregate effective rate of 0.09% of the average daily net assets of the SNAP Fund Class up to $1 billion, 0.065% of the average daily net assets of the SNAP Fund Class from $1 billion to $3 billion and 0.05% of the average daily net assets of the SNAP Fund Class in excess of $3 billion on an annualized basis. This agreement is effective through March 31, 2015 and may be extended for three 1-year periods from this date if mutually agreed to by PFM and the Virginia Treasury Board. This arrangement effectively limits the investment advisory fees and administration fees PFM charges to the Prime Series as a whole.  Pursuant to a fee reduction agreement with the Trust, PFM may, but is not obligated to, temporarily reduce investment advisory, administration or transfer agent fees payable by Prime Series to help Prime Series or classes thereof achieve a more competitive yield.  Fees waived subject to the fee reduction agreement may be recouped by PFM for up to three years, subject to certain agreed upon terms and conditions.  For the calendar year ended December 31, 2013, PFM waived $140,309 of the transfer agent fees payable by the Colorado Investors Class of Prime Series, which reduced the total annual operating expenses of that class to 0.12% of average net assets. Of those fees waived, $111,290 was waived by PFM subject to an operating expense limitation agreement with PFM that expired on October 31, 2013 and the remaining $29,019 was voluntarily waived by PFM.  However, this waiver is not reflected in the contractual fee waivers shown above because the operating expense limitation agreement has expired.

Government Series
	Actual	Pro Forma
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Investment Advisory Fees	0.07%	0.07%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses:
Administrative Fees	0.01%	0.02%
Transfer Agent Fees	0.09%	0.08%
Other Operating Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses**	0.22%	0.22%

** Pursuant to a fee reduction agreement with the Trust, PFM may, but is not obligated to, temporarily reduce investment advisory, administration or transfer agent fees payable by Government Series to help Government Series achieve a more competitive yield. Fees waived subject to the fee reduction agreement may be recouped by PFM for up to three years, subject to certain agreed upon terms and conditions. For the calendar year ended December 31, 2013, PFM voluntarily waived $145,931 of the fees payable by Government Series, which reduced the total annual operating expenses of Government Series to 0.14% of its average net assets.

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Expense Examples

These examples are intended to help you compare the cost of investing in the Funds, or respective classes thereof, under both the current fee structure and the proposed New Fee Structure with the cost of investing in other mutual funds and share classes. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses (excluding advisory, administrative and transfer agent fees) of Prime Series, including each class of its shares, and of Government Series remain the same as they were during the calendar year ended December 31, 2013. The pro forma information relating to expenses do not reflect the impact of possible voluntary fee waivers by PFM in the future. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund/Class	1 Year	3 Years	5 Years	10 Years
Prime Series – SNAP Fund Class	$9	$29	$51	$116
Prime Series – SNAP Fund Class (Pro Forma)	$9	$29	$51	$116
Prime Series – Institutional Class	$16	$52	$90	$205
Prime Series – Institutional Class (Pro Forma)	$16	$52	$90	$205
Prime Series – Colorado Investors Class	$16	$52	$90	$205
Prime Series – Colorado Investors Class (Pro Forma)	$15	$48	$85	$192
Government Series	$23	$71	$124	$281
Government Series (Pro Forma)	$23	$71	$124	$281

Fees Payable to PFM

The Funds pay PFM investment advisory, administration and transfer agent fees under PFM’s current agreements with the Trust. The actual fees for the calendar year ended December 31, 2013, net of contractual fee waivers, as applicable, are shown in the charts that follow. The charts that follow also show the pro-forma fees payable to PFM for these services under the proposed New Fee Structures, and do not reflect the impact of any voluntary waiver of fees by PFM.

Prime Series
	Actual	Pro Forma
Investment Advisory Fees	$ 3,101,074	$ 4,251,647
Administration Fees	650,269	1,300,549
Transfer Agent Fees	3,137,430	5,943,346
Total Gross Fees Payable to PFM	$ 6,888,773	$11,495,542
Less: Contractual Fee Waivers	(374,634)	(5,009,495)
Total Net Contractual Fees Payable to PFM*	$ 6,514,139	$ 6,486,047

* Taking into account the effect of voluntary waivers of fees by PFM, including PFM's waiver of the transfer agent fees payable by the Colorado Investors Class, net actual fees paid to PFM by Prime Series for the calendar year ended December 31, 2013 were $6,372,577.

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Government Series
	Actual	Pro Forma
Investment Advisory Fees	$ 127,774	$ 127,774
Administration Fees	18,253	36,507
Transfer Agent Fees	164,281	146,027
Total Fees Payable to PFM**	$ 310,308	$ 310,308

** Taking into account the effect of voluntary waivers of fees by PFM, net actual fees paid to PFM by Government Series for the calendar year ended December 31, 2013 were $164,377.

Need for New Advisory Agreements

Because the Existing Advisory Agreements terminate on an assignment, the approval of the New Advisory Agreements by the Board and by shareholders of the Funds is necessary in order for PFM to continue to provide investment advisory services to the Funds after the Transaction. Such approvals are also required in order for PFM to receive the higher investment advisory fees provided for in the New Advisory Agreements. For these reasons, the New Advisory Agreements are being submitted for approval by shareholders at the Meeting.

Except for an increase in advisory fees payable by each of the Funds and the initial term of their effectiveness, the New Advisory Agreements are the same in all material respects as the Existing Advisory Agreements.

As described below under “Board Considerations,” the Board has unanimously determined that it is in the best interests of each Fund that PFM continue to serve as investment adviser following the Transaction and has determined that the increased advisory fees of the Funds as contemplated by the New Advisory Agreements are reasonable. Based on these determinations, the New Advisory Agreements for each of Prime Series and Government Series were unanimously approved by the Board at a meeting held on May 9, 2014, including the separate in-person vote of all of the Independent Trustees. Copies of the New Advisory Agreements are contained in Exhibit A of this Proxy Statement. The New Advisory Agreement for each Fund cannot become effective unless approved by shareholders of that Fund.

The Advisory Agreements

PFM currently provides investment advisory services to Prime Series and Government Series, pursuant to the Existing Advisory Agreements, each of which are dated December 16, 2009 and were last approved by shareholders on September 30, 2009. Since their initial approvals, the Existing Advisory Agreements have been continued in effect annually by action of the Board. Such continuances were last approved at a meeting of the Board held on November 7, 2013.

Services Provided

The services required to be provided by PFM under the New Advisory Agreements are the same to those required to be provided under the Existing Advisory Agreements.

7

Under the New Advisory Agreements, PFM will be responsible for managing the investment activities of each Fund, subject to the supervision of the Board. PFM will also have responsibility: to obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties under the New Advisory Agreements; to manage continuously the assets of the Funds in a manner consistent with the investment objectives, policies and restrictions of each Fund and applicable laws and regulations; to determine the securities to be purchased, sold or otherwise disposed of by the Funds and the timing of such purchases, sales and dispositions; and to take such further actions, including the placing of purchase and sale orders and the voting of securities on behalf of the Funds, as PFM shall deem necessary or appropriate. PFM will also be required to provide to the Board such information, evaluations, analyses and opinions formulated or obtained by PFM in the discharge of its duties as the Trust may, from time to time, reasonably request.

Payment of Expenses

The expenses borne by the Trust and by PFM under the New Advisory Agreements will be the same as those currently borne by the Trust and PFM, respectively, under the Existing Advisory Agreements. The New Advisory Agreements provide that PFM shall pay all expenses incurred by it in connection with the performance of its duties under each New Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Funds. The Trust will pay all expenses incident to the operations of the Trust, including but not limited to, legal and audit expenses, credit rating fees, fees and expenses of the Funds’ depository and custodian banks, the cost of the preparation of its prospectuses and reports to shareholders and the costs of printing and distributing copies of the prospectuses and reports sent to shareholders, fees associated with the registration of the Funds’ shares under Federal and state securities laws, interest, taxes and other non-recurring or extraordinary expenses, including litigation.

Terms of New Advisory Agreements

The New Advisory Agreements provide that, unless sooner terminated in accordance with their terms, they will continue in effect for a period of two years from its effective date and thereafter may continue in effect from year to year, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees and either (a) by the vote of a majority of the Board, or (b) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund. Each of the New Advisory Agreements also provides for its automatic termination in the event of its assignment (as defined by the 1940 Act) and may not be materially amended without a majority vote of the outstanding voting securities of the applicable Fund.

The New Advisory Agreements provide that PFM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with PFM’s performance under the New Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss from willful misfeasance, bad faith or gross negligence on the part of PFM in the performance of its duties or from reckless disregard of its obligations and duties thereunder. The New Advisory Agreements, if approved by shareholders, would become effective upon consummation of the Transaction. In the event that shareholders of a Fund do not approve the New Advisory Agreement for their Fund and the Transaction is effected, the Board will consider and take such actions as it determines to be necessary and appropriate to assure that the Fund continues to receive investment advisory services. If the Transaction is not consummated, the Existing Advisory Agreements will remain in effect in accordance with their terms.

8

Termination

Each of the New Advisory Agreements may be terminated at any time, without payment of any penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of a Fund), on 60 days’ written notice to PFM, or by PFM at any time, without payment of any penalty, on 60 days’ written notice to the Trust.

Compensation Paid

The aggregate compensation paid to PFM under the Existing Advisory Agreements during the last completed fiscal year of the Trust by Prime Series and Government Series was $3,123,140 and $153,524, respectively.

Board Considerations

At a meeting held in person on May 9, 2014, the Board considered whether to approve the New Advisory Agreements and recommend their approval by shareholders. In its deliberations, the Board considered information furnished throughout the year in connection with regular Board meetings, and was provided with information similar to that provided to the Board in November 2013 in connection with the Board’s consideration of the renewals of the Existing Advisory Agreements, including comparative performance information. The Board also received: information relating to the Transaction and its anticipated effect on PFM and its affiliates, including its impact on the financial condition and business operations of PFM and its affiliates; and comparative information showing how the New Fee Structure and expected operating expenses of the Funds compare to those of other institutional money market funds. The Independent Trustees were assisted in their review of this information and in their deliberations by their independent legal counsel.

The Board considered: (i) the investment performance achieved for the Funds by PFM and the investment performance of similar investment vehicles, including other investment funds managed by PFM; (ii) the resources of PFM devoted to the investment advisory process and credit evaluation; (iii) comparative fees of other similar funds, including other funds managed by PFM; (iv) the nature, quality and scope of services provided by PFM to each Fund, and whether it is likely that PFM would continue to provide that level of services following the Transaction; (v) the anticipated benefits to PFM from its relationship with the Trust; (vi) the overall experience and reputation of PFM and its affiliates, and the financial resources of PFM; (vii) how the Transaction might affect services provided by PFM and PFM’s ability to retain and attract qualified personnel; (viii) the costs, if any, to be incurred by the Trust in connection with matters relating to the Transaction; (ix) the costs incurred by PFM in providing services to the Funds and the profitability to PFM of its relationship with the Funds; (x) whether the benefits of economies of scale in PFM’s costs of providing services are being shared with the Funds; and (xi) PFM’s long-term plans and intentions relating to its business and operations.

After consideration, the Independent Trustees noted their overall satisfaction with the nature, quality and scope of services provided by PFM and concluded that each of the Funds was receiving and can be expected to continue to receive under the New Advisory Agreements. They concluded that PFM was providing the Funds with all required services, that these services were of very high quality and that it can reasonably be expected that PFM will be able to continue to provide high-quality services following the Transaction. The Independent Trustees gave weight to PFM’s representations that the Transaction is not expected to alter its ability to attract and retain professionals with the skills necessary to provide high-quality services to the Funds and is not likely to impact adversely the ability of PFM to provide services to the Funds.

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The Independent Trustees also concluded that the Funds’ investment performance compared favorably with the performance of similar investment vehicles. The Independent Trustees determined that the New Fee Structure, including the fees that would be payable under the New Advisory Agreements compares favorably to the fees charged to similar money market funds. The Independent Trustees noted that new regulatory requirements applicable to the Funds, providing enhanced portfolio risk management and monitoring services to the Funds, the addition of staffing resources to credit analysis and monitoring in the aftermath of the 2008 financial crisis, and the investment in electronic portfolio management systems have increased PFM’s costs of providing services to the Funds. The Independent Trustees concluded that, under the New Fee Structure, the advisory fees of the Funds would continue to be within the lower end of the range of the fees of similar funds.

In addition, the Independent Trustees concluded that, taking into consideration the New Fee Structure, the overall operating expenses of the Funds will remain competitive and well within the range of operating expenses of other institutional money market funds and that the profitability to PFM from its relationship with the Funds would not be so disproportionately large that it bore no reasonable relationship to the services rendered. They determined that, in view of the investment performance of the Funds, superior service levels and quality and scope of advisory service providers by PFM and the increased costs to PFM of providing investment advisory services, the expected profitability would not be excessive.

In reviewing the Transaction and the New Fee Structure, the Board took into consideration the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a “safe harbor” for the receipt of benefits by an investment adviser of a mutual fund in connection with the sale of an interest in the adviser in a transaction that results in the assignment of an investment advisory contract with the mutual fund if the following two conditions are met: (i) for a period of at least three years after a change in control, no more than 25 percent of the members of the fund’s board of trustees are persons who are “interested persons,” as defined by the 1940 Act; and (ii) for a period of at least two years after the change in control, neither the investment adviser or predecessor or successor investment advisers may impose an “unfair burden” on the fund as a result of the investment. An “unfair burden” includes any arrangement whereby an interested person of an investment adviser receives or is entitled to receive any compensation directly or indirectly: (i) from any person in connection with the purchase or sale of securities to, from or on behalf of a fund other than bona fide ordinary compensation as principal underwriter; or (ii) from a fund or its shareholders for other than bona fide investment advisory or other services. The Board noted that, although the parties to the Transaction did not undertake to comply with the conditions of Section 15(f), only one of seven Trustees is an “interested person,” as defined by the 1940 Act, of PFM and concluded that the New Fee Structure will not constitute an “unfair burden” on the Funds because the fees to be payable to PFM have been determined to be fair and reasonable and in consideration of the New Fee, bona fide investment advisory and other services.

Based upon the considerations and conclusions set forth above, and other factors deemed relevant, the Board determined that each of the New Advisory Agreements, and the fees payable thereunder, are reasonable, fair and in the best interests of the applicable Fund and its shareholders.

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ACCORDINGLY, THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY APPROVED THE NEW ADVISORY AGREEMENTS AND UNANIMOUSLY VOTED TO RECOMMEND THEIR APPROVAL BY SHAREHOLDERS.

Information About PFM

PFM is an investment adviser registered under the Investment Advisers Act of 1940 that was organized as a Delaware limited liability company in 2001. The principal office of PFM is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101. PFM is currently the investment adviser of the Trust, and also serves as the investment adviser of local government investment pools and other fixed income and multi-asset class portfolios that are exempt from registration under the 1940 Act. As of April 30, 2014, PFM had approximately $50 billion in assets under discretionary management and $41 billion in non-discretionary assets under advisement.

The name, business address and principal occupations of each of the executive officers and managers of PFM are:

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT

Martin P. Margolis

President, Manager and Managing Director, PFM Asset Management LLC
President and Director, PFM Fund Distributors, Inc.

Treasurer and Director, Public Financial Management, Inc.
Vice President and Manager, PFM I, LLC

Debra J. Goodnight	Secretary and Managing Director, PFM Asset Management LLC Secretary, PFM Fund Distributors, Inc.

F. John White	Manager, PFM Asset Management LLC Director, Public Financial Management, Inc. Chairman of the Board and Manager, PFM I, LLC Director, PFM Fund Distributors, Inc.

John H. Bonow	Manager, PFM Asset Management LLC President and Director, Public Financial Management, Inc. President and Manager, PFM I, LLC Director, PFM Fund Distributors, Inc.

Steve Boyle

Treasurer, Assistant Secretary and Manager, PFM Asset Management LLC

Assistant Secretary and Treasurer, PFM Fund Distributors, Inc.

Secretary and Director, Public Financial Management, Inc.

Secretary and Treasurer, PFM I, LLC

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The business address of Mr. Margolis and Ms. Goodnight is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101. The business address of Mr. White, Mr. Bonow and Mr. Boyle is Two Logan Square, Suite 1600, 18th & Arch Streets, Philadelphia, PA 19103.

The Transaction will not result in any change in personnel of PFM and its affiliates responsible for providing services to the Funds, including the persons responsible for managing the investment portfolios of the Funds.

PFM currently provides administration and transfer agency services to the Trust pursuant to an Administration Agreement dated December 16, 2009 (“Administration Agreement”) and a Transfer Agent Agreement dated December 16, 2009 (“Transfer Agent Agreement”), respectively. The aggregate compensation paid to PFM under the Administration Agreement and Transfer Agent Agreement during the last completed fiscal year of the Trust was $675,971 and $2,628,252, respectively. These services will continue to be provided after consummation of the Transaction pursuant to amendments to such agreements (previously discussed) that will revise the fees payable thereunder.

An affiliate of PFM, PFM Fund Distributors, Inc. (“PFMFD”), serves as the distributor of shares of the Funds pursuant to a Distribution Agreement dated December 16, 2009 (the “Distribution Agreement”). PFMFD is not paid any compensation by the Funds. As required by the 1940 Act, consummation of the Transaction will result in the termination of the Distribution Agreement in accordance with its terms. However, the Board, including the separate vote of the Independent Trustees, has unanimously approved a new agreement (which is not subject to approval by shareholders) pursuant to which PFMFD will serve as distributor of the Funds’ shares after consummation of the Transaction (the “New Distribution Agreement”). Except for the dates of its effectiveness, the New Distribution Agreement is the same in all material respects as the Distribution Agreement.

Vote Required to Approve the New Advisory Agreements

Shareholders of each Fund will vote separately on the proposal to approve the New Advisory Agreement of that Fund. Approval of the New Advisory Agreement by shareholders of a Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of that Fund. As defined by 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENTS

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Proposal 2: ELECTION OF TRUSTEES

At the Meeting, shareholders will also vote on a proposal to elect seven individuals to serve as Trustees on the Board of Trustees of the Trust (the “Board”). The Board has nominated seven individuals for election as Trustees. Each of the nominees currently serve as a Trustee and, with the exception of Mr. Davenport (who was appointed as a Trustee by the Board), each has been elected as a Trustee by shareholders of the Trust. Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will be unable to serve. Information about each of the nominees is set forth below.

Each Trustee holds office until his successor is elected and qualified or until his earlier resignation or removal. Vacancies on the Board may be filled by action of the remaining Board members, provided that after any appointment of a Trustee by the Board at least two-thirds of the Trustees have been elected by shareholders. A Trustee may resign or may be removed by vote of a majority of the Trustees or by a vote of the holders of two-thirds of the outstanding shares of the Trust at any meeting of shareholders of the Trust. If any nominee should be unable to serve (an event not now anticipated), the persons named as proxies in the proxy card accompanying this Proxy Statement will vote for such replacement nominees as may be proposed by the Board.

Nominees for Election

The following table sets forth certain information about the sole nominee who is an “interested person” (as defined by the 1940 Act) of the Trust as a result of the positions he holds as an officer of the Trust and his positions with PFM, PFMFD and PFM I.

Name and Birth Year	Position(s) with Trust and Year First Elected	Principal Occupation(s), Past Five Years (Number of Portfolios in Fund Complex Overseen by Officer/Trustee)	Other Directorships Past Five Years
Martin P. Margolis, 1944	Trustee, 1996; President, 2008	President, Manager and Managing Director, PFM Asset Management LLC, (2001- present); President and Director, PFM Fund Distributors, Inc. (2001-present); Treasurer and Director, Public Financial Management, Inc.* (1986-present); Vice President and Manager, PFM I, LLC (2009- present)** (2)	None

 * Public Financial Management, Inc. is an affiliate of PFM.

 ** In 1980, Mr. Margolis founded the investment management business now conducted by PFM. He also previously served as President of the Cadre Institutional Investors Trust, the assets of which were acquired by the Trust in 2008.

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The following table sets forth certain information about the nominees who, if elected, will serve as Independent Trustees. Each of the nominees currently serves as a Trustee.

Name and Birth Year	Position(s) with Trust and Year First Elected	Principal Occupation(s), Past 5 Years (Number of Portfolios in Fund Complex Overseen by Independent Trustee)	Other Relevant Qualifications	Other Directorships, Past 5 Years
Robert R. Sedivy 1946	Trustee, 1996; Chairman of the Board, 2008	Retired Vice President- Finance and Treasurer, The Collegiate School, Richmond, Virginia (1988- 2008) (2)	Past President, Virginia Association of Independent Schools Financial Officers Group; experience in college administration and in museum management; service on boards of not-for-profit organizations	None
Jeffrey A. Laine, 1957	Trustee, 1986; Chairman of Audit Committee, 2008	President, Commonwealth Financial Group* (1994-present); President, Laine Financial Group, Inc. (investment advisory firm) (1992-present); former President and Treasurer of the Trust (1986- 2008) (2)	Former Chairman of the Board (prior to when the assets of the Cadre Institutional Investors Trust were acquired by PFM Funds in 2008); Certified Public Accountant licensed in the state of New Jersey; licensed insurance agent in New Jersey and Pennsylvania	None
Michael P. Flanagan, 1949	Trustee, 2008; Chairman of Nominating and Governance Committee, 2009	Superintendent of Education, State of Michigan (2005- present) (2)	Trustee and Chairman of the Board, Cadre Institutional Investors Trust (prior to when its assets were acquired by PFM Funds in 2008); Executive Director of the Michigan Association of School Administrators (2001- 2005)	Michigan Virtual University; Michigan Public School Employees Retirement System; Regional Educational Laboratory Midwest (Chairman)
* Formerly, the distributor for the Trust.

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Name and Birth Year	Position(s) with Trust and Year First Elected	Principal Occupation(s), Past 5 Years (Number of Portfolios in Fund Complex Overseen by Independent Trustee)	Other Relevant Qualifications	Other Directorships, Past 5 Years
Larry W. Davenport, 1946	Trustee, 2012	Retired Director of Finance, Hampton Roads Transit, Virginia (2004-2010) (2)	Member, Trust Advisory Board (1995-2012); Director of Finance, Southeastern Public Service Authority of Virginia (1998-2004); designated a Certified Government Financial Manager by the Association of Government Accountants, and a Certified Municipal Finance Administrator by the Municipal Treasurers’ Association	None
Brian M. Marcel, 1962	Trustee, 2008	Assistant Superintendent, Administrative & Support Services, Washtenaw Intermediate School District (1994-present) (2)	Trustee, Cadre Institutional Investors Trust (prior to when its assets were acquired by PFM Funds in 2008); member, Financial Statement Review Committee of the Michigan School Business Officials (1999-present); CPA licensed in Michigan	Michigan Liquid Asset Fund Plus (Chairman)
Joseph W. White, 1958	Trustee, 2008	Chief Accounting Officer, Molina Healthcare, Inc. (2003-present) (2)	Vice President of Finance, PPONext, Inc. (2002-2003); Director and CFO of Maxicare Health Plans, Inc. (1987-2002); employed by American Medical International, Inc. and Coopers & Lybrand LLP; CPA licensed in California and Virginia	None

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Officers

The following table sets forth certain information about the Trust’s officers.

Name and Birth Year	Position(s) with Trust and Year First Elected	Principal Occupation(s), Past Five Years (Number of Portfolios in Fund Complex Overseen by Officer/Trustee)	Other Directorships Past Five Years
Barbara L. Fava, 1959	Vice President, 2008	Managing Director, PFM Asset Management LLC, (2001- present) (2)	None
Debra J. Goodnight, 1955	Treasurer, 2007	Secretary and Managing Director, PFM Asset Management LLC (2001- present); Secretary, PFM Fund Distributors, Inc. (2001-present) (2)	None
Daniel R. Hess, 1974	Secretary, 2012; Assistant Treasurer, 2007	Managing Director, PFM Asset Management LLC (2001-present) (2)	None
Leo J. Karwejna, 1976	Chief Compliance Officer, 2012	Chief Compliance Officer and Managing Director, PFM Asset Management LLC (2011-present); Vice President – Chief Compliance Officer, Prudential Investment Management (2008-2011) (2)	None

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Advisory Board

The Board has appointed an Advisory Board to provide consultation and advice to the Trust from time to time. Members of the Advisory Board receive no compensation from the Trust but are reimbursed by the Trust for expenses incurred to attend Board meetings. The following individuals serve on the Advisory Board:

Name and Birth Year	Position with Trust and Year First Appointed	Principal Occupation(s), Past 5 Years (Number of Portfolios in Fund Complex Overseen by Advisory Board Members)	Other Directorships, Past 5 Years
Richard A. Cordle, M.G.T., 1955	Advisory Board Member, 2006	Treasurer, Chesterfield County, Virginia (1991-present) (2)	None
M. Ann Davis, M.G.T., 1946	Advisory Board Member, 2006	Treasurer, City of Williamsburg/James City County, Virginia (1998-present) (2)	None
Bruce A. Lebsack, CGMA, 1953	Advisory Board Member, 2012	Director of Finance and Administration and Chief Financial Officer, Highlands Ranch Metropolitan Districts and Centennial Water and Sanitation District, Colorado (1981- present) (2)	None
Evelyn Whitley, 1959	Advisory Board Member, 2011	Director of Debt Management, Virginia Department of Treasury (1993 to present) (2)	None

The mailing address of each Independent Trustee, Officer and Advisory Board Member is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg PA 17101.

About the Board of Directors

The Board generally conducts regular meetings four times a year and may hold special meetings as the need arises. Meetings may be held by telephone or in person. During the fiscal year ended June 30, 2013, the Board held four meetings.

The Board has established an Audit Committee and a Nominating and Governance Committee, each of which consists of three Independent Trustees.

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Audit Committee:

The Audit Committee operates in accordance with a charter and oversees:

• The accounting and financial reporting policies and practices and internal controls of the Trust.

• As appropriate, the internal controls of certain service providers to the Trust.

• The quality and objectivity of the Trust’s financial statements and of audits of the financial statements.

It also acts as a liaison between the Trust’s independent registered public accounting firm and the full Board and undertakes other functions that the Board deems appropriate. The Audit Committee met twice during the fiscal year ended June 30, 2013. The Report of the Audit Committee is set forth below.

Nominating and Governance Committee:

This committee operates in accordance with a charter and oversees the composition and governance of the Board and the Trust’s committees. It met once during the fiscal year ended June 30, 2013.

Each of the members of the Board, except for Mr. White, attended at least 75% of the total number of meetings of the Board and the Audit Committee and the Nominating and Governance Committee, if members thereof, held during the fiscal year ended June 30, 2013. During such fiscal year, Mr. White attended 75% of the meetings of the Board, but only attended one of the two meetings of the Audit Committee.

The Board does not have a formal diversity policy. However, the Board endeavors to comprise itself of members with a broad mix of professional backgrounds, business skills and experience, and will consider diversity as a factor in identifying potential nominees to serve as Independent Trustees. The professional background of each Trustee is set forth in the biographical information contained in the tables above. The Board believes that all of the Trustees have the necessary qualifications, skills, attributes and experience to serve the Trust and its shareholders effectively. Such qualifications include, but are not limited to, good character, sound business judgment and experience and financial and business acumen. The Nominating and Governance Committee Charter requires consideration of various factors in identifying and making nominations of persons to serve as Independent Trustees, including a person’s character, judgment, business experience, diversity and independence, and consideration of any business or financial relationships with service providers to the Trust or other Trustees. It also requires the Nominating and Governance Committee to review, as it deems necessary, the composition of the Board, including its size, mix of skill sets, experience and background, and to consider, as it deems necessary, whether it is appropriate to elect additional Trustees and whether the rationale supporting an Independent Trustee’s tenure on the Board continues to have merit.

Each Independent Trustee receives from the Trust an annual retainer of $6,000, plus $750 for each meeting attended in person and $500 for each meeting attended by telephone. The chairman of the Trust and the chairman of each committee of the Board each receive an additional $1,500 retainer. Amounts received by each Independent Trustee during the last fiscal year are listed under “Compensation Arrangements.” The Independent Trustees are responsible for the selection and nomination of any individual to serve as an Independent Trustee.

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Report of Audit Committee

In connection with the Funds’ audited financial statements for the fiscal year ended June 30, 2013, the Audit Committee has: (i) reviewed and discussed with management each Fund’s audited financial statements for the fiscal year ended June 30, 2013; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent auditors of the Funds, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380); (iii) received the written disclosures and a letter from E&Y regarding, and discussed with E&Y, its independence; and (iv) approved the inclusion of the audited financial statements of each Fund for the fiscal year ended June 30, 2013 in each Fund’s annual report to shareholders and in the Funds’ filing with the SEC.

The Audit Committee is comprised of the following Trustees: Mr. Jeffrey A. Laine (Chairman of the Audit Committee), Mr. Brian M. Marcel and Mr. Joseph W. White

Compensation Arrangements

As noted above, members of the Advisory Board receive no compensation from the Trust. The table that follows shows compensation paid by the Trust for the fiscal year ended June 30, 2013, to the Trustees and to officers of the Trust. The Trust does not pay retirement or pension benefits to officers or Trustees and does not pay compensation to officers affiliated with the PFM or PFMFD.

	Year Ended June 30, 2013
Name and Position	Aggregate Compensation From Trust*	Pension Retirement Benefits as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex*
Larry W. Davenport Independent Trustee	$ 9,000	N/A	N/A	$ 9,000
Michael P. Flanagan Independent Trustee	10,250	N/A	N/A	10,250
Jeffrey A. Laine Independent Trustee	10,500	N/A	N/A	10,500
Brian M. Marcel Independent Trustee	9,000	N/A	N/A	9,000
Robert R. Sedivy Independent Trustee	10,500	N/A	N/A	10,500
Joseph W. White Independent Trustee	8,250	N/A	N/A	8,250
Martin P. Margolis Trustee and President	-0-	N/A	N/A	-0-
Barbara L. Fava Vice-President	-0-	N/A	N/A	-0-
Leo J. Karwejna Chief Compliance Officer	-0-	N/A	N/A	-0-
Debra J. Goodnight Treasurer	-0-	N/A	N/A	-0-
Daniel R. Hess Secretary and Assistant Treasurer	-0-	N/A	N/A	-0-
Total	$ 57,500	N/A	N/A	$ 57,500

* Prime Series and Government Series each pay a portion of the total fees paid to each Trustee by the Trust. Trustee fees and expenses are allocated to each Fund based on that Fund’s percentage of the total net assets of the Trust.

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Trustee Ownership of Securities of the Trust

The table that follows contains information about each Trustee’s beneficial ownership interest in shares of the Trust as of December 31, 2013.

Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustee
Interested Trustee
Martin P. Margolis	none	none
Independent Trustees
Larry W. Davenport	none	none
Michael P. Flanagan	none	none
Jeffrey A. Laine	none	none
Brian M. Marcel	none	none
Robert R. Sedivy	none	none
Joseph W. White	none	none

Trustee Interest in Adviser, Distributor or Affiliates

As of December 31, 2013, neither the Independent Trustees nor members of their immediate families, owned securities (either beneficially or of record) of PFM, PFMFD or any of their affiliates. Accordingly, as of December 31, 2013, neither the Independent Trustees, nor members of their immediate families, have any direct or indirect interest, the value of which exceeds $60,000, in PFM, PFMFD or any of their affiliates.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Larry W. Davenport	N/A	N/A	N/A	N/A	N/A
Michael P. Flanagan	N/A	N/A	N/A	N/A	N/A
Jeffrey A. Laine	N/A	N/A	N/A	N/A	N/A
Brian M. Marcel	N/A	N/A	N/A	N/A	N/A
Robert R. Sedivy	N/A	N/A	N/A	N/A	N/A
Joseph W. White	N/A	N/A	N/A	N/A	N/A

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Vote Required for Election

The election of each nominee requires the affirmative vote of a plurality of the votes cast at the Meeting. Shareholders will vote as a single class on the proposal to elect Trustees without regard to the class or series of shares of the Trust that they hold.

The Board unanimously recommends that you vote “For” each of the nominees.

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VOTING INFORMATION

How will solicitations be made?

Proxies for use at the Meeting are being solicited by the Board. The cost of this proxy solicitation will be borne as set forth below. In addition to the solicitation of proxies by mail, officers and employees of PFM and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.

How will shareholder voting be handled?

Shareholders of each Fund will vote separately on Proposal 1. Approval of Proposal 1 by a Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of that Fund. As defined by 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Shareholders will vote as a single class on Proposal 2 without regard to the class or series of shares that they hold. The election of a nominees requires the affirmative vote of a plurality of the votes cast at the Meeting.

Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting (or any adjournment thereof). As to Proposal 1, record shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold in the Fund. As to Proposal 2, each share (or fraction therof) held by a shareholder shall be entitled to that number of votes which is equal to the net asset value of such share (or fractional share) determined as of the close of business on the Record Date. In order to conduct business at the Meeting with respect to a Fund, a quorum must be present. A “quorum” means forty percent (40%) of the shares of a Fund entitled to vote on a matter at the Meeting are present in person or represented by proxy at the Meeting. If a quorum is not present, or if sufficient votes to approve either of the Proposals are not obtained, the Meeting may be adjourned to permit further solicitation of proxies. A majority of the shareholders of a Fund present in person or by proxy at the Meeting and entitled to vote on a matter (whether or not sufficient to constitute a quorum) may adjourn the Meeting with respect to that matter. The persons named as proxies on the enclosed proxy cards will have the authority granted to them to vote on adjournment in their discretion. If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote “For” Proposal 1 in favor of such adjournment, and will vote those proxies required to be voted “Against” Proposal 1 against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

Proxies returned with abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter) and broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. With respect to Proposal 1, abstentions and broker non-votes will have the same effect as a vote “against” the proposal. Abstentions and broker non-votes will not affect the election of Trustees.

23

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by marking, signing and returning the enclosed proxy card in the enclosed postage-paid envelope. If you return your signed proxy card, your vote will be cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of Proposal 1 and to elect each of the nominees for Trustee and in accordance with the judgment of the proxies on any unexpected matters that come before the Meeting or any adjournment of the Meeting.

May I revoke my proxy?

A shareholder may revoke its proxy at any time before it is voted by sending a written notice to the Trust expressly revoking the proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter properly comes before the Meeting, the persons named as proxies will have the authority to vote on such matters in their discretion.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. There were 5,934,024,378.56 and 144,107,382.75 outstanding shares of Prime Series and Government Series, respectively, as of the Record Date.

Who are the principal holders of shares of the Funds?

Exhibit B sets forth information regarding shareholders of record who owned more than 5% of either of the Funds as of the Record Date.

The Treasury Board of the Commonwealth of Virginia (the “Treasury Board”) is the record owner of shares of the SNAP Fund Class of Prime Series held by Virginia government entities participating in the Commonwealth of Virginia State Non-Arbitrage Program. The Treasury Board may be deemed to control Prime Series and the Trust as a whole by virtue of its record ownership of more than 25% of the outstanding shares of Prime Series and the Trust. This control relationship will continue to exist until such time as such share ownership by the Treasury Board represents 25% or less of the outstanding shares of Prime Series or the Trust. Through the exercise of voting rights with respect to shares of Prime Series or the Trust, the Treasury Board may be able to determine the outcome of shareholder voting on the Proposal by shareholders of Prime Series or the Trust.

24

Who will pay the expenses of soliciting proxies?

The cost of printing and postage to mail this Proxy Statement and the other enclosed materials, and other costs of the Funds associated with the Meeting, will be borne by PFM. PFM believes these costs will be approximately $[5,000].

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the Trust, at the principal office of the Trust located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, so that it is received within a reasonable time before any such meeting. The inclusion and presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at a meeting.

25

ADDITIONAL INFORMATION ABOUT THE TRUST

Distributor

PFMFD serves as distributor of shares of the Funds and is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101. PFMFD is a wholly-owned subsidiary of PFM.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) currently serves as the independent registered public accounting firm of the Funds and has served in such capacity since 1998. No representative of E&Y is expected to be present at the Meeting, but E&Y has been given an opportunity to make a statement if it so desires and will be available should any matter arise requiring its presence.

Audit Fees:

The aggregate fees billed for professional services rendered by E&Y for audits of the financial statements of the Funds for the fiscal years ended June 30, 2013 and June 30, 2012 were $51,930 and $52,750, respectively.

Audit-Related Fees:

For the fiscal years ended June 30, 2013 and June 30, 2012, there were no fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of the Funds’ financial statements.

Tax Fees:

For the fiscal years ended June 30, 2013 and June 30, 2012, there were no fees billed for services provided to the Funds with respect to tax compliance, tax advice and tax planning.

All Other Fees:

For the fiscal years ended June 30, 2013 and June 30, 2012, there were no fees billed by E&Y for services provided to the Trust other than those described above.

Aggregate Non-Audit Fees:

For the fiscal years ended June 30, 2013 and June 30, 2012, there were no fees billed by E&Y for non-audit services provided to the Trust.

26

EXHIBITS TO
PROXY STATEMENT

Exhibit

A. Form of New Advisory Agreements

B. Principal Holders of Shares as of May 12, 2014

EXHIBIT A

ADVISORY AGREEMENT – PRIME SERIES

AGREEMENT, made and executed on [June __, 2014] between PFM Funds (herein called the “Trust”), and PFM ASSET MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to appoint the Adviser as investment adviser to Prime Series (the “Fund”), a series of the Trust;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Delivery of Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) The Trust’s Articles of Trust, as filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia on September 25, 2008 and all amendments thereto (such Articles of Trust, as presently in effect as it shall from time to time be amended, is herein called the “Articles of Trust”);

(b) The Trust’s By-laws, and amendments thereto (such By-laws, as presently in effect and as it shall from time to time be amended, is herein called the “By-laws”)

(c) Resolution of the Trust’s Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

(d) The Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (“SEC”) on December 11, 1986 and all amendments thereto;

(e) The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (“1933 Act”) (File No. 33-10754) and under the 1940 Act as filed with the SEC on December 11, 1987, and all amendments thereto; and

(f) The Trust’s most recent Prospectuses and Statements of Additional Information (such Prospectuses, and Statements of Additional Information as presently in effect and all amendments and supplements thereto are herein called the “Prospectuses’).

The Trust will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

2. Services. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund with compensation as hereinafter provided.

Subject to the supervision of the Trust’s Board of Trustees the Adviser will provide a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will compute the Net Asset Value and daily net income of the Fund at the times and in the manner set forth in the Prospectuses and resolutions of the Trust’s Board of Trustees. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectuses and resolutions of the Trust’s Board of Trustees applicable to the Fund.

3. Covenants by Adviser. The Adviser agrees with respect to the services provided to the Fund that it:

(a) will conform with all applicable Rules and Regulations of the SEC;

(b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(c) will not make loans to any person to purchase or carry Fund shares, or make loans to the Fund;

(d) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with the obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Trust with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, any sub-adviser, the Fund’s administrator, the Fund’s distributor, or an affiliated person of the Fund, the Adviser, any sub-adviser, or the Fund’s distributor; except as permitted under the 1940 Act;

(e) will maintain all books and records with respect to the securities transactions for the Fund to the extent agreed upon between the Trust and the Adviser, keep the Trust’s books of account with respect to the Fund and furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request with respect to the Fund;

(f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

4. Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to maintain the records required by the following sections of Rule 31 under the 1940 Act; all in the manner required under Rules 31a-2 and 31a-3; 31a-1(a); 31a-1 (b) (1), (2), (3), (5) through (11).

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .07 of 1% of the first $2 billion of average daily net assets of the Fund, .065 of 1% of the next $3 billion of average daily net assets of the Fund, .06 of 1% of the next $5 billion of average daily net assets of the Fund and .05 of 1% of the average daily net assets of the Fund over $10 billion.

7. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering service to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser’s duties as investment adviser hereunder), to be rendering such services to or acting solely, for the Trust and not as an officer, partner, employee or agent or one under the control or direction of the Adviser even though paid by it.

8. Duration and Termination. This Agreement shall become effective as of the date first written above, and shall continue in effect for a period of two years. Thereafter if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) by a majority of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser on sixty days’ written notice. This Agreement will immediately terminate in the event of its assignment. As used in the Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning of such terms in the 1940 Act.

9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund.

10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Virginia law.

11. Names. The names “PFM Funds” and “Trustees of PFM Funds” refer respectively to the Trust created and the Trustees as Trustees but not individually or personally, acting from time to time under the Articles of Trust dated September 22, 2008, which is hereby referred to and a copy of which is on file at the office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia and the principal office of the Trust. The obligations of “PFM Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, or representatives of the Trustees personally, but bind only the Trust’s Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust’s Property belonging to such class for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their Officers designated below as of the day and year first above written.

PFM FUNDS,
on behalf of PRIME SERIES

BY:________________________________

PFM ASSET MANAGEMENT LLC

BY: ________________________________

ADVISORY AGREEMENT – GOVERNMENT SERIES

AGREEMENT, made and executed on [June __, 2014], between PFM FUNDS (herein called the “Trust”), and PFM ASSET MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to appoint the Adviser as investment adviser to Government Series (the “Fund”), a series of the Trust;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Delivery of Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) The Trust’s Articles of Trust, as filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia on September 25, 2008 and all amendments thereto (such Articles of Incorporation, as presently in effect as it shall from time to time be amended, is herein called the “Articles of Trust”);

(b) The Trust’s By-laws, and amendments thereto (such By-laws, as presently in effect and as it shall from time to time be amended, is herein called the “By-laws”)

(c) Resolution of the Trust’s Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

(d) The Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (“SEC”) on December 11, 1986 and all amendments thereto;

(e) The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) (File No. 33-10754) and under the 1940 Act as filed with the SEC on December 11, 1987, and all amendments thereto; and

(f) The Trust’s most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as presently in effect and all amendments and supplements thereto are herein called the “Prospectus’).

The Trust will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

2. Services. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund with compensation as hereinafter provided.

Subject to the supervision of the Trust’s Board of Trustees the Adviser will provide with respect to the Fund a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in such Fund. The Adviser will compute the Net Asset Value and daily net income of the Fund at the times and in the manner set forth in the Fund Prospectus and resolutions of the Trust’s Board of Trustees applicable to the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees applicable to the Fund.

3. Covenants by Adviser. The Adviser agrees with respect to the services provided to the Fund that it:

(a) will conform with all applicable Rules and Regulations of the SEC;

(b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(c) will not make loans to any person to purchase or carry Fund shares, or make loans to the Fund;

(d) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with the obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Trust with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, any sub-adviser, the Fund’s administrator, the Fund’s distributor, or an affiliated person of the Fund, the Adviser, any sub-adviser, or the Fund’s distributor; except as permitted under the 1940 Act;

(e) will maintain all books and records with respect to the securities transactions for the Fund to the extent agreed upon between the Trust and the Adviser, keep the Trust’s books of account with respect to the Fund and furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request with respect to the Fund;

(f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

4. Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to maintain the records required by the following sections of Rule 31 under the 1940 Act, all in the manner required under Rules 31a-2 and 31a-3; 31a-1(a); 31a-1 (b) (1), (2), (3), (5) through (11).

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .07 of 1% of the first $2 billion of average daily net assets of the Fund, .065 of 1% of the next $3 billion of average daily net assets of the Fund, .06 of 1% of the next $5 billion of average daily net assets of the fund and .05 of 1% of the average daily net assets of the Fund over $10 billion.

If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, the Adviser will waive fees to the extent required to attain compliance. The obligation of the Adviser to waive fees to the Trust hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year provided, however, that notwithstanding the foregoing, the Adviser shall waive or reimburse the Trust for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expenses waiver or reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

7. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it or its obligations and duties under the Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering service to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser’s duties as investment adviser hereunder), to be rendering such services to or acting solely, for the Trust and not as an officer, partner, employee or agent or one under the control or direction of the Adviser even though paid by it.

8. Duration and Termination. This Agreement will become effective as of the date first written above, and shall continue in effect for a period of two years. Thereafter if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; (b) and by a majority of the Trust’s Board or by the affirmative vote of the holders of “a majority of the outstanding voting securities” of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser on sixty days’ written notice. This Agreement will immediately terminate in the event of its assignment. As used in the Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning of such terms in the 1940 Act.

9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved by a majority of the affirmative vote of the holders of “a majority of the outstanding voting securities” of the Fund, as that term is used in the 1940 Act.

10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Virginia law.

11. Names. The names “PFM Funds” and “Trustees of PFM Funds” refer respectively to the Trust created and the Trustees as Trustees but not individually or personally, acting from time to time under the Articles of Trust dated September 22, 2008, which is hereby referred to and a copy of which is on file at the office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia and the principal office of the Trust. The obligations of “PFM Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, or representatives of the Trustees personally, but bind only the Trust’s Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust’s Property belonging to such class for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their Officers designated below as of the day and year first above written.

PFM FUNDS,

on behalf of GOVERNMENT SERIES

BY: ________________________________

pFM ASSET MANAGEMENT LLC

by: ________________________________

EXHIBIT B

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in the table below, was known to the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Trust or any series of the Trust.

Fund Name	Name and Address of Account	Share Amount	Percentage of Fund	Percentage of Trust as a Whole
Prime Series(1)
	Commonwealth Transportation Board 1401 East Broad Street Richmond, VA 23219	571,359,594.90	9.63%	9.40%

	Regional Transportation District 1600 Blake Street Denver, CO 80202	467,258,210.45	7.87%	7.69%

Government Series
	Madison County School System 550 South Keeneland Drive Richmond, KY 40475	28,356,872.85	19.68%	0.47%

	City of Chicago 121 North LaSalle Street Chicago, IL 60602	20,053,397.96	13.92%	0.33%

	The Government of District of Columbia 1101 4th Street SW Washington, DC 20024	13,340,877.54	9.26%	0.22%

	City of Lake Elsinore 130 South Main Street Lake Elsinore, CA 92530	12,030,199.83	8.35%	0.20%

	Lexington Fayette Urban County Government 200 East Main Street Lexington, KY 40507	11,364,537.27	7.89%	0.19%

	Martin County School District 500 South East Ocean Blvd. Stuart, FL 34994	10,327,588.77	7.17%	0.17%

(1)	The Treasury Board of the Commonwealth of Virginia (the “Treasury Board”) is the record owner and beneficial owner of shares of the SNAP Fund Class of Prime Series held by Virginia municipal entities participating in the Commonwealth of Virginia State Non-Arbitrage Program. The shares include shares of Prime Series owned beneficially by Commonwealth Transportation Board. The Treasury Board may be deemed to control Prime Series and the Trust as a whole by virtue of its record ownership of more than 25% of the outstanding shares of Prime Series and of the Trust. This control relationship will continue to exist until such time as such share ownership by the Treasury Board represents 25% or less of the outstanding shares of Prime Series or the Trust. Through the exercise of voting rights with respect to shares of Prime Series or the Trust, the Treasury Board may be able to determine the outcome of shareholder voting on the Proposal by shareholders of Prime Series or the Trust.

PROXY

PRIME SERIES,

a series of

PFM FUNDS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [JUNE 23, 2014]

The undersigned shareholder of PFM Funds (the “Trust”) hereby appoints Barbara L. Fava and Daniel R. Hess, jointly and severally, as proxies, each with full power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Trust, held of record by the undersigned on May 12, 2014 at the Special Meeting of Shareholders of the Trust to be held on [June 23, 2014] at the offices of PFM Asset Management LLC at [9:00 a.m.,] Eastern Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record for such meeting on the matters listed below.

The Board of Trustees recommends a vote FOR the proposals listed below.

PROPOSAL 1: To approve a new investment advisory agreement between the Trust, on behalf of Prime Series, and PFM Asset Management LLC.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 2: Election of the Trustees of PFM Funds:

FOR all nominees listed below [ ]

WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

1. Michael P. Flanagan	2. Jeffrey A. Laine	3. Larry W. Davenport

4. Brian M. Marcel	5. Martin P. Margolis	6. Robert R. Sedivy

7. Joseph W. White

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE “WITHHOLD AUTHORITY” BOX AND STRIKE A LINE THROUGH THE NOMINEE’S NAME.

In their discretion the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR each proposal.

Please date and sign below exactly as name appears on this proxy. Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Name of Shareholder: _______________________________

Shares as of May 12, 2014: _______________________________

_______________________________

Authorized Signature

Title:

_______________________________

Authorized Signature

Title:

Dated: _______________________________

PROXY

GOVERNMENT SERIES,

a series of

PFM FUNDS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [JUNE 23, 2014]

The undersigned shareholder of PFM Funds (the “Trust”) hereby appoints Barbara L. Fava and Daniel R. Hess, jointly and severally, as proxies, each with full power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Trust, held of record by the undersigned on May 12, 2014 at the Special Meeting of Shareholders of the Trust to be held on [June 23, 2014] at the offices of PFM Asset Management LLC at 9:00 a.m., Eastern Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record for such meeting on the matters listed below.

The Board of Trustees recommends a vote FOR the proposals listed below.

PROPOSAL 1: To approve a new investment advisory agreement between the Trust, on behalf of Government Series, and PFM Asset Management LLC.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL 2: Election of the Trustees of PFM Funds:

FOR all nominees listed below [ ]

WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

1. Michael P. Flanagan	2. Jeffrey A. Laine	3. Larry W. Davenport

4. Brian M. Marcel	5. Martin P. Margolis	6. Robert R. Sedivy

7. Joseph W. White

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE “WITHHOLD AUTHORITY” BOX AND STRIKE A LINE THROUGH THE NOMINEE’S NAME.

In their discretion the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR each proposal.

Please date and sign below exactly as name appears on this proxy. Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Name of Shareholder: _______________________________

Shares as of May 12, 2014: _______________________________

_______________________________

Authorized Signature

Title:

_______________________________

Authorized Signature

Title:

Dated: _______________________________